UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2026

Fly-E Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42122	92-0981080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

136-40 39th Avenue, Suite 202
Flushing, New York	11354
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 410-2770

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	FLYE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Standard; Transfer of Listing.

On April 17, 2026, Fly-E Group, Inc. (the “Company”) received a letter (the “Deficiency Letter”) from the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it currently does not satisfy Listing Rule 5620(a), which requires listed companies to hold an annual meeting of shareholders within twelve months of the end of their fiscal year. The Company did not hold an annual meeting of shareholders within twelve months of its fiscal year ended March 31, 2025. The Deficiency Letter is only a notification of deficiency, not of imminent delisting, and has no immediate effect on the listing or trading of the Company’s securities on the Nasdaq Capital Market.

The Deficiency Letter states that the Company has 45 calendar days, or until June 1, 2026, to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rule 5620(a). If the Company submits a plan to Nasdaq and Nasdaq accepts the plan, Nasdaq can grant an exception of up to 180 calendar days from the fiscal year end, or until September 28, 2026, to regain compliance. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision to a Nasdaq Hearings Panel.

The Company’s delay in convening the annual meeting was administrative in nature and was not the result of any disagreement among shareholders or the Board of Directors. The Company intends to timely regain compliance with Listing Rule 5620(a) by convening its annual meeting of shareholders in accordance with the timeframe under Nasdaq Listing Rule 5810(c)(2)(G). Although the Company will use all reasonable efforts to achieve compliance with the Listing Rules, there can be no assurance that it will be able to regain compliance with these rules or will otherwise be in compliance with other Nasdaq continued listing requirements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fly-E Group, Inc.

Date: April 21, 2026	By:	/s/ Zhou Ou
	Name:	Zhou Ou
	Title:	Chief Executive Officer

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